UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 17, 2006
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                               GUIDANT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

                001-13388                              35-1931722
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        (Commission File Number)            (IRS Employer Identification No.)

          111 Monument Circle, 29th Floor
                Indianapolis, Indiana                                46204-5129
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (317) 971-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

         Guidant Corporation (the "Company") has entered into a Deferred Compensation Plan, dated as of April 17, 2006 (the "Plan"), attached hereto as
Exhibit 10.1 and hereby incorporated by reference. Pursuant to the Plan, James
M. Cornelius, who has served as the Company's Chairman and Interim Chief Executive Officer since November 15, 2005, will receive (1) a lump sum payment of $36,000 on the first day of the first month that begins at least six months after the termination of his service with the Company, and (2) monthly payments in the amount of $2,811.19 for the joint lives of Mr. Cornelius and his surviving spouse, beginning on the first day of the first month that begins at least six months after the termination of his service with the Company. The Company is enhancing Mr. Cornelius' retirement benefits in recognition of his exemplary leadership during the period leading up to the consummation of the Company's pending merger with Boston Scientific Corporation.

         Since becoming Interim Chief Executive Officer, Mr. Cornelius has not earned any benefits for his executive services under the Company's established retirement and deferred compensation plans. The Plan will provide him with deferred compensation that is similar to the additional retirement benefits that he would have earned had he participated in those plans.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.       Description
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    10.1          The Guidant Deferred Compensation Plan for James Cornelius,
                  dated April 17, 2006


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GUIDANT CORPORATION


Dated: April 17, 2006                     By: /s/ Keith E. Brauer
                                              -------------------------------
                                          Name:  Keith E. Brauer
                                          Title: Vice President, Finance and
                                                 Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.       Description
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    10.1          The Guidant Deferred Compensation Plan for James Cornelius,
                  dated April 17, 2006